Exhibit 10.1

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 27, 2020 (this “Amendment”) is made by and among NOVANTA CORPORATION, a Michigan corporation (the “Lead Borrower”), NOVANTA UK INVESTMENTS HOLDING LIMITED, a private limited company incorporated in England and Wales (the “U.K. Borrower”), Novanta Europe GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) formed and existing under the laws of Germany (the “German Borrower” and jointly and severally together with the Lead Borrower and the U.K. Borrower, collectively the “Borrowers”), NOVANTA INC., a company continued and existing under the laws of the Province of New Brunswick, Canada (“Holdings”), each of the Subsidiaries of Holdings listed under the caption “GUARANTORS” on the signature pages hereto (each a “Guarantor” and collectively the “Guarantors”), each lender party hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lenders and L/C Issuer.

WHEREAS, the Borrowers, the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of December 31, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain financial accommodations to the Borrowers.

WHEREAS, pursuant to Section 2.15(a) of the Credit Agreement, the Borrowers have provided notice to the Administrative Agent to request an increase in the Revolving Credit Facility by an amount equal to $145,000,000;

WHEREAS, certain Lenders have agreed to provide new or additional Revolving Credit Commitments pursuant to the terms and conditions set forth herein and in the Credit Agreement (each such Lender, an “Increasing Lender”); and

WHEREAS, the Borrowers, Holdings, the Increasing Lenders, the Required Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, all on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1.Definitions.  Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

2.Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent specified in Section 3 below, the undersigned Lenders hereby agree that, effective as of the date hereof, the Credit Agreement shall be amended as follows:

(a)Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Fee Letter” and “Loan Documents” in  their entirety and inserting the following definitions in their stead:

“Fee Letter” means, collectively, (i) the letter agreement, dated as of November 14, 2019, among the Lead Borrower, BofA Securities, Inc. and the Administrative Agent and (ii) the letter agreement, dated as of March 16, 2020, among the Borrowers, BofA Securities, Inc. and the Administrative Agent.

“Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty (including the Holdings Guaranty), (d) the Collateral Documents, (e) the Fee Letter, (f) each Issuer Document; (g) the First Amendment, (h) after execution and delivery thereof, the Deed of Confirmation of Security entered into by Holdings, the U.K. Borrower, Novanta Technologies UK Limited and the Administrative Agent dated on or around the First Amendment Effective Date, and (i) any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.17 of this Agreement.

(b)Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new defined terms in appropriate alphabetical order:

“First Amendment” means the First Amendment to Third Amended and Restated Credit Agreement, dated as of the First Amendment Effective Date, among the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means March 27, 2020.

(c)Section 2.15(a) and Section 2.16(a) of the Credit Agreement are, in each case, hereby amended by replacing each instance therein of the phrase “not exceeding $200,000,000” with the phrase “not exceeding $200,000,000 after the First Amendment Effective Date”.

(d)Schedule 2.01 to the Credit Agreement is hereby amended by deleting such schedule in its entirety and replacing it with the corresponding schedule set forth in Annex I attached hereto.  To the extent necessary, the Lenders will make assignments of Revolving Credit Loans to give effect to the new Revolving Credit Commitments set forth on the new Schedule 2.01.

3.Conditions Precedent.  The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions precedent:

(a)the Lead Borrower shall have delivered to the Administrative Agent a counterpart of (i) this Amendment executed by the Lead Borrower and each other Loan Party and (ii) the Fee Letter dated as of March 16, 2020 executed by the Borrowers;

(b)(i) each Increasing Lender, (ii) solely with respect to the amendments effected pursuant to Section 2(c) of this Amendment, Lenders constituting Required Lenders and

(iii) the Administrative Agent shall, in each case, have indicated their consent and agreement by executing this Amendment;

(c)the Borrowers shall have delivered to the Administrative Agent new or amended and restated Revolving Credit Notes, as appropriate, if requested by a Revolving Credit Lender;

(d)the Borrowers shall have paid all fees and other amounts due and payable by them under the Credit Agreement, including to the extent invoiced the reasonable fees, costs and expenses owing to Choate, Hall & Stewart LLP, and under the Fee Letter dated as of March 16, 2020;

(e)the Loan Parties shall have delivered to the Administrative Agent a certificate of each Loan Party dated as of the Revolving Credit Increase Effective Date signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase and (ii) in the case of the Lead Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Revolving Credit Increase Effective Date, except (I) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (II) in the case of any representation and warranty qualified by materiality, they shall be  true and correct in all respects on and as of the Revolving Credit Increase Effective Date, and except that for purposes of Section 2.15 of the Credit Agreement, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (B) no Event of Default exists;

(f)the Administrative Agent shall have received duly executed opinions addressed to the Administrative Agent and each Lender of counsel to the Domestic Loan Parties addressing such matters as the Administrative Agent shall reasonably request;

(g)the representations and warranties made by each Loan Party in Section 6 hereof are true and correct as of the date hereof; and

(h)no Event of Default shall have occurred and be continuing.

4.Conditions Subsequent.  Within a reasonable time after the First Amendment Effective Date, but, in any event, not later than April 14, 2020, the Loan Parties shall deliver, or shall cause to be delivered, to the Administrative Agent a fully executed confirmation agreement with respect to the security documents governed by English law in the form agreed to by the Loan Parties and the Administrative Agent as of the First Amendment Effective Date.  For the avoidance of doubt, failure to perform the obligation set forth above by the date indicated (subject to any extension of such date as consented to by the Administrative Agent in its sole discretion shall constitute an Event of Default under Section 8.01(b) of the Credit Agreement.

5.Joinder of New Lender.

(a)PNC Bank, National Association (the “Joining Lender”) hereby (i) becomes a party to the Credit Agreement as a Revolving Credit Lender thereunder with the same force and effect as if originally named as a Lender therein and (ii) covenants and agrees to be bound by all the terms and conditions of the Credit Agreement and the other Loan Documents applicable to Revolving Credit Lenders. The Revolving Credit Commitment of the Joining Lender is as set forth on the new Schedule 2.01 attached as Annex I hereto.

(b)The Joining Lender (i) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to become a Lender under the Credit Agreement; (ii) confirms that it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive, copies of financial statements of the Borrowers and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iii) agrees that it has, independently and without reliance upon the Administrative Agent and based upon such documents and information as it has deemed appropriate, made its own credit and legal analysis and decision to execute and deliver this Agreement and make the covenants herein contained; (iv) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (v) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vi) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it, as applicable.

6.Representations and Warranties.  The Lead Borrower and the other Loan Parties each represents and warrants to the Lenders that the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on the date hereof, except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date hereof; provided that (a) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (b) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively and (c) each reference in the Credit Agreement to “this Agreement” or the “Credit Agreement” or the like shall include reference to this Amendment and the Credit Agreement as amended hereby.

7.Effect on Loan Documents.  The Credit Agreement (as amended hereby) and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed in all respects.  Except as expressly set forth herein the execution, delivery, and performance of this Amendment shall not operate as a waiver or an amendment of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, as in effect prior to the date hereof.  Each of the Loan Parties hereby ratifies and confirms in all respects all of its obligations under the Credit

Agreement (as amended hereby) and the other Loan Documents to which it is a party.  This Amendment shall serve as the “Revolving Increase Joinder” referred to in Section 2.15(e) of the Credit Agreement.

8.No Novation; Entire Agreement.  This Amendment evidences solely the amendment of the terms and provisions of the obligations of the Lead Borrower and the other Loan Parties under the Loan Documents and is not a novation or discharge thereof.  There are no other understandings, express or implied, among the Lead Borrower, the other Loan Parties, the Administrative Agent and the Lenders regarding the subject matter hereof or thereof.

9.Choice of Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

10.Electronic Signatures; Counterparts. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures.  Each of the Loan Parties agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on each of the Loan Parties to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of each of the Loan Parties enforceable against such in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered.   Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document.  All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record.  Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart.  For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.  For the avoidance of doubt, upon the request of the Administrative Agent, each Loan Party and each Lender hereby agrees to deliver a manually signed original counterpart of each Communication to the Administrative Agent within a reasonable time after the First Amendment Effective Date.

11.Construction.  This Amendment is a Loan Document.  This Amendment and the Credit Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Amendment shall supersede and control the terms, provisions and conditions of the Credit Agreement.  Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWERS:

NOVANTA CORPORATION

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title: Chief Financial Officer

NOVANTA UK INVESTMENTS HOLDING LIMITED

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title: Director

NOVANTA EUROPE GmbH

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title:    Managing Director

HOLDINGS:

NOVANTA INC.

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title: Chief Financial Officer

OTHER GUARANTORS:

NOVANTA TECHNOLOGIES UK LIMITED

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title: Director

[First Amendment to Third A&R Credit Agreement]

NDS SURGICAL IMAGING LLC

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title:    President

MED X CHANGE, INC.

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title:    President

NOVANTA MEDICAL TECHNOLOGIES CORP.

By:  /s/ Robert J. Buckley

Name:  Robert Buckley

Title:    President

[First Amendment to Third A&R Credit Agreement]

W.O.M. WORLD OF MEDICINE USA, INC.

By:  /s/ Timothy Spinella

Name:  Timothy Spinella

Title:    Treasurer

[First Amendment to Third A&R Credit Agreement]

bank of america, n.a., as
Administrative Agent

By:  /s/ Melissa Mullis

Name:  Melissa Mullis

Title:   Assistant Vice President

[First Amendment to Third A&R Credit Agreement]

bank of america, n.a., as a Lender, L/C Issuer and Swing Line Lender

By:  /s/ John F. Lynch

Name:  John F. Lynch

Title:  Senior Vice President

[First Amendment to Third A&R Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:  /s/ Cody King

Name:Cody King

Title:    Vice President

[First Amendment to Third A&R Credit Agreement]

SILICON VALLEY BANK, as a Lender

By:  /s/ Michael Shuhy

Name:  Michael Shuhy

Title:  Managing Director

[First Amendment to Third A&R Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:  /s/ Eileen P. Murphy

Name:  Eileen P. Murphy

Title: Vice President

Name of Treaty Lender	PNC Bank, National Association
Double tax treaty passport scheme reference number	XX/X/XXXXX/XXXX
Jurisdiction of tax residence	United States of America

S-2

Annex I

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

Term Commitments
Lender	Commitment	Applicable Percentage
Bank of America, N.A.	€15,829,333.34	17.777777785%
JPMorgan Chase Bank, N.A.	€15,829,333.33	17.777777774%
Wells Fargo Bank, National Association	€15,829,333.33	17.777777774%
Bank of Montreal	€12,861,333.34	14.444444452%
Silicon Valley Bank	€10,882,666.66	12.222222215%
TD Bank, N.A.	€9,893,333.34	11.111111119%
HSBC Bank USA, N.A.	€6,155,851.85	6.913580245%
HSBC UK Bank Plc	€1,758,814.81	1.975308637%
Total	€89,040,000.00	100.000000000%

Revolving Credit Commitments
(a) Revolving Credit Lender’s Revolving Credit Commitment
Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$82,222,222.22	16.610549943%
JPMorgan Chase Bank, N.A.	$62,222,222.22	12.570145903%
Wells Fargo Bank, National Association	$82,222,222.22	16.610549943%
PNC Bank, National Association	$100,000,000.00	20.202020203%
Bank of Montreal	$50,555,555.56	10.213243547%
Silicon Valley Bank	$47,777,777.78	9.652076319%
TD Bank, N.A.	$38,888,888.89	7.856341190%
HSBC Bank USA, N.A.	$24,197,530.87	4.888390075%
HSBC UK Bank Plc	$6,913,580.24	1.396682877%
Total	$495,000,000.00	100.000000000%

(b) Letter of Credit Sublimit
Lender	Letter of Credit Sublimit
Bank of America, N.A.	$20,000,000.00
Total:	$20,000,000.00

(c) Swing Line Sublimit
Swing Line Sublimit
Bank of America, N.A.	$10,000,000.00
Total:	$10,000,000.00